Exhibit 10.44

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 1 TO

LICENSE AGREEMENT

This Amendment 1 (“Amendment”), effective as of August 13, 2021 (“Amendment Effective Date”), amends the License Agreement (the “Agreement”) dated September 14, 2019, between Q32 Bio Inc. (formerly AdMIRx Inc.), a Delaware corporation with its principal place of business at One Broadway, 11th Floor, Cambridge, MA 02142 (“Company”) and Bristol-Myers Squibb Company (“BMS”), each referred to herein individually as a “Party” and collectively as the “Parties”.

The Parties have entered into the Agreement and now wish to amend it as set forth below.

For good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows.

1.

Article 3, “Transfer of Know-How, Technical Assistance” shall be modified to extend the transfer period (Section 3.1) for Know-How and related documentation from BMS to Company starting on the Effective Date of the Agreement through December 31, 2021. In addition, the technical assistance period (Section 3.2) shall be extended through December 31, 2021, where BMS shall reasonably cooperate with Company to assist Company with understanding and using the Know-How provided to Company under Section 3.1.

2.	Appendix 4 shall be modified to add surrogate [***] IL-7R [***] to the list of transferred materials from BMS to Company.

3.	All other terms and conditions of the Agreement are unchanged.

IN WITNESS WHEREOF, the Parties through their duly authorized representatives have entered into this Amendment upon the Amendment Effective Date.

Q32 Bio Inc.		Bristol-Myers Squibb Company

By:	/s/ Michael Broxson	By:	/s/ Janeen Doyle

Name:	Michael Broxson	Name:	Janeen Doyle

Title:	CEO	Title: Vice President, Research & Early Development Alliances Strategy & Business Development

Date:	August 30, 2021	Date:	September 2, 2021